Prospectus Supplement	December 2, 2019
Putnam Income Fund
Prospectuses dated February 28, 2019

Effective December 1, 2019, the sub-section Fees and expenses under the heading Fund Summary is replaced in its entirety with the following:

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 13 of the fund's prospectus, in the Appendix to the fund's prospectus, and in How to buy shares beginning on page II-1 of the fund's statement of additional information (SAI).

Shareholder fees ( fees paid directly from your investment )

Maximum deferred sales
charge (load) (as a percentage
	Maximum sales charge (load)	of original purchase price or
	imposed on purchases (as a	redemption proceeds,
Share class	percentage of offering price)	whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

319640 - 12/19

Annual fund operating expenses ( expenses you pay each year as a percentage of the value of your investment )

				Total		Total annual
Share	Management	Distribution	Other	annual	Expense	fund operating
class	fees	and service	expenses	fund	reimbursement	expenses after
		(12b-1) fees		operating	#	expense
				expenses		reimbursement
Class A	0.39%	0.25%	0.24%	0.88%	(0.14)%	0.74%
Class B	0.39%	1.00%	0.24%	1.63%	(0.14)%	1.49%
Class C	0.39%	1.00%	0.24%	1.63%	(0.14)%	1.49%
Class M	0.39%	0.50%	0.24%	1.13%	(0.14)%	0.99%
Class R	0.39%	0.50%	0.24%	1.13%	(0.14)%	0.99%
Class R5	0.39%	N/A	0.19%	0.58%	(0.14)%	0.44%
Class R6	0.39%	N/A	0.12%	0.51%	(0.14)%	0.37%
Class Y	0.39%	N/A	0.24%	0.63%	(0.14)%	0.49%

* Applies only to certain redemptions of shares bought with no initial sales charge.
** This charge is phased out over six years.
*** This charge is eliminated after one year.
# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through at least 2/28/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

319640 - 12/19

Share class	1 year	3 years	5 years	10 years
Class A	$473	$656	$855	$1,429
Class B	$652	$801	$1,073	$1,720
Class B (no redemption)	$152	$501	$873	$1,720
Class C	$252	$501	$873	$1,921
Class C (no redemption)	$152	$501	$873	$1,921
Class M	$423	$659	$914	$1,643
Class R	$101	$345	$609	$1,362
Class R5	$45	$172	$310	$712
Class R6	$38	$149	$271	$627
Class Y	$50	$188	$337	$773

319640 - 12/19